Joint Filer Information

Names:
Deerfield Mgmt L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund International, Limited, Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P.

Address:
Deerfield Mgmt, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P, Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P.
780 Third Avenue, 37th Floor
New York, NY  10017

Deerfield Special Situations Fund International Limited:
c/o Citi Hedge Fund Services (B.V.I.) Ltd.
Bison Court, P.O. Box 3460
Road Town, Tortola, D8,
British Virgin Islands

Designated Filer:	James E. Flynn

Issuer and Ticker Symbol:	Talon Therapeutics, Inc. (TLON.OB)

Date of Event Requiring Statement:	January 11, 2013

The undersigned, Deerfield Mgmt, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P. and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes in Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Talon Therapeutics, Inc.

Signatures:

DEERFIELD MGMT, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-in-Fact

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:  Deerfield Mgmt, L.P., General Partner

By:  J.E. Flynn Capital LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-in-Fact

DEERFIELD PRIVATE DESIGN FUND, L.P.

By:  Deerfield Mgmt, L.P., General Partner

By:  J.E. Flynn Capital LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-in-Fact

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

By:  Deerfield Mgmt, L.P., General Partner

By:  J.E. Flynn Capital LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-in-Fact

DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-in-Fact

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-in-Fact